SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

MAYOR’S JEWELERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9647	59-2290953

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14051 Northwest 14th Street
Sunrise, Florida 33323
(Address of principal executive offices)

954-846-8000
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On October 31, 2003, Mayor’s Jewelers, Inc. issued a press release that reported financial results for the second fiscal quarter and twenty-six week period ended September 27, 2003. In addition, Mayor’s reported that its controlling shareholder, Henry Birks and Sons Inc., has informed Mayor’s of its intent to exercise warrants to purchase up to 32,523,787 shares of Mayor’s common stock which were granted as part of Birks’ investment in 2002. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYOR’S JEWELERS, INC.

By: /s/ John Ball

Name: John Ball Title: Senior Vice President and Chief Financial Officer

Dated: October 31, 2003

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 31, 2003

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